Equity Incentive Plan	6 Months Ended
Jun. 30, 2021
Equity Incentive Plan [Abstract]
Equity Incentive Plan
13.	Equity Incentive Plan:

On January 18, 2021, the Company’s Equity Incentive Plan was amended and restated to increase the aggregate number of shares of the common stock reserved for issuance under the Plan to 4,000,000 shares. The same date, the Compensation Committee granted an aggregate of 3,600,000 restricted shares of common stock pursuant to the Equity Incentive Plan. Of the total 3,600,000 shares issued, 1,400,000 shares were granted to the non-executive members of the board of directors, 950,000 were granted to the executive officers, 1,100,000 shares were granted to certain of the Company’s non-executive employees and 150,000 shares were granted to the sole director of the Company’s commercial manager, a non-employee. The fair value of each share on the grant date was $0.81. All the shares will vest in equal tranches on each of the grant date, October 1, 2021 and October 1, 2022. The related expense for shares granted to the Company’s board of directors and certain of its employees for the six-month periods ended June 30, 2021 and 2020, amounted to $1,850 and $578, respectively, and is included under general and administration expenses. The related expense for shares granted to non-employees for the six-month periods ended June 30, 2021 and 2020, amounted to $81 and $11, respectively, and is included under voyage expenses.

The unrecognized cost for the non-vested shares granted to the Company’s Board of Directors and certain of its employees as of June 30, 2021 and December 31, 2020 amounted to $1,063 and $119, respectively. On June 30, 2021, the weighted-average period over which the total compensation cost related to non-vested awards granted to the Company’s board of directors and its other employees not yet recognized is expected to be recognized is 1.5 years.